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                                                                    EXHIBIT 23-B

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the use of our report dated April 14, 2000 (except Note 1, as to which the date is July 3, 2001) in Post-Effective Amendment No. 14 on Form S-1 to Form S-4 (File No. 333-18397) and related Prospectus of TruServ Corporation for the registration of 239,940 shares of Class A common stock.






                                     /s/  ERNST & YOUNG LLP




Chicago, Illinois
November 26, 2001